EXHIBIT 21.1
Subsidiaries of the Registrants

Entity	Jurisdiction of Formation
Icahn Enterprises Holdings L.P.(1)	Delaware
American Entertainment Properties Corp.	Delaware
AEP Rail Corp.	Delaware
AEP Real Estate Holdings LLC	Delaware
AEP Serafima Manager Holding LLC	Delaware
AREP Debt HoldCo LLC	Delaware
AREP Florida Holdings LLC	Delaware
AREP New York Holdings LLC	Delaware
AREP Real Estate Holdings LLC	Delaware
Atlantic Coast Entertainment Holdings, Inc.	Delaware
Bayswater Development LLC	Delaware
Bayswater Falling Waters LLC	Delaware
Bayswater Flat Pond LLC	Delaware
Bayswater Hammond Ridge LLC	Delaware
Bayswater Pondview LLC	Delaware
Bayswater Seaside II LLC	Delaware
GH Vero Beach Development LLC	Delaware
GH Vero Holdings LLC	Delaware
GHG Asset Management LLC	Delaware
Grand Harbor Golf Club LLC	Delaware
Grand Harbor North Land LLC	Delaware
Icahn Automotive Service LLC	Delaware
Icahn Automotive Group LLC	Delaware
767 Auto Leasing LLC	Delaware
Icahn Building LLC	Delaware
Icahn Enterprises Onshore/Offshore Investors LLC	Delaware
Icahn Strategy Holding Corp.	Delaware
ICM GP Holdings LLC	Delaware
IEH ARI Holdings LLC	Delaware
IEH Auto Parts Holding LLC	Delaware
IEH BioPharma LLC	Delaware
IEH GH Management LLC	Delaware
IEH Investment I LLC	Delaware
IEH Loop Road LLC	Delaware
IEH Sherman Drive LLC	Delaware
IEH Venture Investments I LLC	Delaware
IEH Viskase Holdings LLC	Delaware
IEH Warwick LLC	Delaware
IEP Energy Holding LLC	Delaware
IEP Energy LLC	Delaware
IEP Ferrous Brazil LLC	Delaware
IEP Ferrous Brazil Sub LLC	Delaware
IEP AC Holdings LP	Delaware
IEP AC Plaza LLC	New Jersey
TERH LP, Inc.	Delaware
TMA LLC	New Jersey

TTM Associates	New Jersey
TER Holdings I, Inc. f/k/a Trump Entertainment Resorts, Inc.	Delaware
IEP Peachtree LLC	Delaware
IEP Valley LLC	Delaware
IEP Viga LLC	Delaware
New Seabury Development LLC	Delaware
New Seabury Golf Club LLC	Delaware
New Seabury Private Sewer Treatment Facility LLC	Delaware
New Seabury Properties L.L.C .	Delaware
New Seabury Real Estate Holdings LLC	Delaware
New Seabury Residential Properties LLC	Delaware
NS Beach Club LLC	Delaware
VB Community Management LLC	Delaware
Vero Beach Acquisition II LLC	Delaware
Vero Beach Acquisition LLC	Delaware
IEP Eagle Beach LLC	Delaware
Eagle Entertaiment Cayman Holdings Company Ltd.	Cayman Islands
Abura Development Corporation	Aruba
Eagle Aruba Casino Operating Corporation VBA	Aruba
Eagle Aruba Resort Operating Corporation VBA	Aruba
Federal-Mogul Ignition Company	Missouri
Federal-Mogul New Products Inc.	Delaware
Icahn Agency Services LLC	Delaware
IEP Parts Acquisition LLC	Delaware
IE Gator Holdings LLC	Delaware
Icahn Enterprises Finance Corp.	Delaware
ICM GP LLC	Delaware
IPH GP LLC	Delaware
Icahn Capital Management LP	Delaware
Icahn Capital LP	Delaware
Icahn Onshore LP	Delaware
Icahn Offshore LP	Delaware
Icahn Partners LP	Delaware
Icahn Agency Services LLC	Delaware
IEH Investments I LLC	Delaware
Icahn Partners Master Fund LP	Delaware
The Pep Boys Manny Moe & Jack (287 "Pep Boys" stores omitted)	Pennsylvania
Tire Stores Holding Corp.	Delaware
Big 10 Tire Stores, LLC (78 "Big 10 Tires" stores omitted)	Delaware
Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc. (27 "Pep Boys" stores omitted)	Delaware
Carrus Supply Corporation	Delaware
PB Acquisition Company Florida LLC (11 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Indiana LLC (3 "Pep Boys" store omitted)	Delaware
PB Acquisition Company North Carolina LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Tennessee LLC (2 "Pep Boys" store omitted)	Delaware
Colchester Insurance Company	Vermont
Pep Boys - Manny, Moe & Jack of Delaware, Inc. (195 "Pep Boys" stores omitted)	Delaware
Car Sales US LLC	Delaware
Car Sales of New York LLC	Delaware

Car Sales of California LLC	Delaware
Car Sales of Georgia LLC	Delaware
Car Sales of Pennsylvania LLC	Delaware
The Pep Boys - Manny, Moe & Jack of California (234 "Pep Boys" stores omitted)	California
PB Acquisition Company San Diego LLC	Delaware
PB Acquisition Company Arizona LLC (15 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Alameda LLC (3 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Minnesota LLC (2 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Illinois LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Hartford LLC (2 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Massachusettes LLC (2 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Michigan LLC (5 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Nassau LLC (5 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Washington LLC (10 "Pep Boys" stores omitted)	Delaware
JBRE Holdings, LLC	Delaware
JBRE, LLC	Delaware
JBRE CTEX LLC (14 "Pep Boys" stores omitted)	Delaware
JBRE CO LLC (14 "Pep Boys" stores omitted)	Delaware
JBRE AZ LLC (7 "Pep Boys" stores omitted)	Delaware
JBRE GA LLC (10 "Pep Boys" and 2 "Just Brakes" stores omitted)	Delaware
JBRE NV LLC (9 "Pep Boys" and 2 "Just Brakes" stores omitted)	Delaware
JBRE NTEX LLC (18 "Pep Boys" stores omitted)	Delaware
JBRE FL LLC (26 "Pep Boys" stores omitted)	Delaware
JBRE STEX LLC (12 "Pep Boys" and 1 "Just Brakes" stores omitted)	Delaware
Precision Auto Care, Inc. (53 "Precision Tune" stores omitted)	Virginia
Precision Printing, Inc.	Virginia
WE JAC Corporation	Delaware
Precision Tune Auto Care, Inc.	Virginia
PTAC Operating Centers, LLC	Virginia
PTW, Inc.	Washington
Precision Franchising LLC	Virginia
PT Auto Care Canada, Inc	Canada
ACC-U-TUNE	California
National 60 Minute Tune, Inc	Washington
Colorado Tune, Inc	Colorado
Miracle Industries, Inc	Ohio
PAC Mexican Delaware Holding Company Inc.	Delaware
Precision Auto Care Mexico II, S. de R.l.	Mexico
Precision Auto Care Mexico I, S. de R.l.	Mexico
Promotora de Franquicas Praxis, S.A. de C.V.	Mexico
Praxis Afinaciones Puerto Rico, Inc.	Mexico
Sixar Afinaciones Puerto Rico, Inc.	Mexico
Praxis Autopartes S.S. de C.V.	Mexico
Praxis Afinaciones S.A. de C.V.	Mexico
Premier Accessories S.A. de C.V.	Mexico
Sixar Afinaciones S.A. de C.V.	Mexico
Sixar Guadalajara S.A. de C.V.	Mexico
Sixar Occidente, S.A.	Mexico
Miracle Partners, Inc.	Delaware

Precision Building Solutions, Inc.	Delaware
IEH BA LLC	Delaware
IEH AIM LLC	Delaware
Icahn Automotive Service Partners LLC	Delaware
IEH Auto Parts LLC (270 "Auto Plus" and 23 "Consumer Auto Parts" stores omitted)	Delaware
AP Acquisition Company Clark LLC	Delaware
AP Acquisition Company Gordon LLC (1 "Auto Plus" store omitted)	Delaware
AP Acquisition Company Missouri LLC (1 "Auto Plus" store omitted)	Delaware
AP Acquisition Company Washington LLC (1 "Auto Plus" store omitted)	Delaware
AP Acquisition Company Massachusetts LLC (3 "Auto Plus" store omitted)	Delaware
AP Acquisition Company North Carolina LLC	Delaware
AP Acquisition Company New York LLC (2 "Auto Plus" store omitted)	Delaware
AAMCO Transmissions, LLC	Pennsylvania
AAMCO Canada, Inc.	Canada
American Driveline Technical Services, LLC	Pennsylvania
American Driveline Centers, LLC	Pennsylvania
Cottman Transmission Systems, LLC	Delaware
Ross Advertising, LLC	Pennsylvania
AAMCO Retail LLC	Delaware
AAMCO Northeast LLC (3 "AAMCO" stores omitted)	Delaware
AAMCO Northwest LLC (10 "AAMCO" stores omitted)	Delaware
AAMCO Southeast LLC	Delaware
AAMCO Southwest LLC	Delaware
CVR Energy Inc.	Delaware
Coffeyville Refining & Marketing Holdings, Inc.	Delaware
Coffeyville Refining & Marketing, Inc.	Delaware
Coffeyville Nitrogen Fertilizers, Inc.	Delaware
Coffeyville Crude Transportation, Inc.	Delaware
Coffeyville Terminal, Inc.	Delaware
Coffeyville Pipeline, Inc.	Delaware
CL JV Holdings, LLC	Delaware
Coffeyville Resources, LLC	Delaware
Coffeyville Resources Refining & Marketing, LLC	Delaware
Coffeyville Resources Crude Transportation, LLC	Delaware
Coffeyville Resources Terminal, LLC	Delaware
Coffeyville Resources Pipeline, LLC	Delaware
CVR GP, LLC	Delaware
CVR Partners, LP	Delaware
Coffeyville Resources Nitrogen Fertilizers, LLC	Delaware
Coffeyville Finance Inc.	Delaware
Wynnewood Energy Company, LLC	Delaware
Wynnewood Refining Company, LLC	Delaware
CVR Refining Holdings, LLC	Delaware
CVR Refining Holdings Sub, LLC	Delaware
CVR Refining, LLC	Delaware
Wynnewood Insurance Corporation	Hawaii
CVR Refining, LP	Delaware
CVR Refining GP, LLC	Delaware
CVR Nitrogen GP, LLC	Delaware

CVR Nitrogen, LP	Delaware
CVR Nitrogen Finance Corporation	Delaware
East Dubuque Nitrogen Fertlizers, LLC	Delaware
CVR Aviation, LLC	Delaware
CVR Logistics, LLC	Delaware
CVR Nitrogen Holdings, LLC	Delaware
CVR Aviation, LLC	Delaware
CVR Logistics, LLC	Delaware
CVR Nitrogen Holdings, LLC	Delaware
PSC Metals, LLC	Ohio
M W Recycling, LLC (dba PSC Metals)	Ohio
TAP USA, LLC	Ohio
Carbon Plate Steel Products, LLC	Ohio
PSC Metals - Akron, LLC	Ohio
PSC Metals - Aliquippa, LLC	Ohio
PSC Metals - Alliance, LLC	Ohio
PSC Metals - Beaver Falls, LLC	Ohio
PSC Metals - Canton, LLC	Ohio
PSC Metals - CAW, LLC	Ohio
PSC Metals - Chattanooga, LLC	Ohio
PSC Metals - D&L, LLC	Pennsylvania
PSC Metals - Elyria, LLC	Ohio
PSC Metals - Garn, LLC	Ohio
PSC Metals - Joyce, LLC	Ohio
PSC Metals - Knoxville, LLC	Ohio
PSC Metals - Massillon, LLC	Ohio
PSC Metals - Metallics, LLC	Ohio
PSC Metals - Mitco, LLC	Ohio
PSC Metals - New York, LLC	New York
PSC Metals - Newark, LLC	Ohio
PSC Metals - Rockwood, LLC	Ohio
PSC Metals - South Knoxville, LLC	Ohio
PSC Metals - St. Louis, LLC	Ohio
PSC Metals - Wooster, LLC	Ohio
Tennessee Gray, LLC	Tennessee
CAPPCO Tubular Products Canada, Inc.	Canada
CAPPCO Tubular Products USA, LLC	Georgia
Viskase Companies, Inc	Delaware
WSC Corp.	Delaware
Viskase Films, Inc.	Delaware
Viskase del Norte, S.A. de C.V.	Mexico
Servicos Viskase del Norte, S.A. de C.V.	Mexico
Viskase S.A.S.	France
Viskase SpA	Italy
Viskase Gmbh	Germany
Viskase Polska SP.ZO.O	Poland
Viskase Spain SL	Spain
Viskase Brasil Embalagens Ltda	Brazil
Viskase Asia Pacific Corp	Philippines

Viskase Sales Philippines Inc.	Philippines
Viskase Holdings, Inc.	Delaware
Walsroder Casings GmbH	Germany
CT Casings Beteiligungs GmbH	Germany
Westpoint Home LLC	Delaware
WestPoint Home Netherlands Holding, LLC	Delaware
WestPoint Home (Netherlands) Coopertief	Netherlands
WestPoint Home Asia Ltd.	British Virgin Islands
WestPoint Pakistan LLC	Delaware
WP IP, LLC	Nevada
WP Trademarks, LLC	Delaware
WP Property Holdings I, LLC	Delaware
WP Property Holdings II, LLC	Delaware
WestPoint Home Stores, LLC	Delaware
WP Sales, Inc.	Delaware
WPH - Nostalgia LLC	Delaware
WP Properties Lanier/Carter, LLC	Delaware
WP Properties Lumberton, LLC	Delaware
WP Properties Wagram, LLC	Delaware
WP Properties Clemson, LLC	Delaware
WP Properties Wagram Facility, LLC	Delaware
WestPoint Home (Netherlands) B.V.	British Virgin Islands
WestPoint Home (Bahrain) W.L.L.	Bahrain
WestPoint Home (Shanghai) Inc.	China
WestPoint Home Luxury Linens LLC	Delaware
WP Properties Greenville, LLC	Delaware
WP Properties LMP, LLC	Delaware
WP Properties Opelika Lots, LLC	Delaware
WP Properties Lakeview, LLC	Delaware
WP Properties Transportation Center, LLC	Delaware
WestPoint VSS Holding LLC	Delaware
Vision Support Services Global Limited	United Kingdom
Vision Support Services Group Limited	United Kingdom
Vision Support Services Asia Limited	Hong Kong
Vision Support Services Limited	Mauritius
Vision Support Services Pakistan Ltd	Pakistan
Vision Support Services Pvt Ltd	India
VSS Ningbo Ltd.	China
Vision Support Gulf FZE	United Arab Emirates
Vision Support Services Europe Limited	Republic of Ireland
Vision Support Services Limited	United Kingdom
Lissadell Liddell Ireland Limited	Republic of Ireland
(1) Icahn Enterprises Holdings L.P. is a 99% owned subsidiary of Icahn Enterprises L.P. All other subsidiaries listed above are subsidiaries of Icahn Enterprises Holdings L.P. and therefore are also subsidiaries of Icahn Enterprises L.P.